THIS INDENTURE made the 3rd day of January, 1994.

                  IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT


B E T W E E N:


               B.A.R.K. HOLDINGS INC., a corporation incorporated under the laws of Ontario, having its registered office at 1072 Mahogany Road, London, Ontario, N6A 2W5,

               (hereinafter called the "Landlord")

                                                              OF THE FIRST PART

                                     - and -

               COLUMBIA SPORTSWEAR CANADA LIMITED, a corporation incorporated under the laws of Ontario, having its registered office at 412-C High Street East, Strathroy, Ontario, N7G IH5

               (herein called the "Tenant")

                                                             OF THE SECOND PART

1.01 DEFINITIONS:  In this Lease:

     "Additional Rent" means all amounts payable by Tenant hereunder, except Basic Rent.

     "Basic Rent" means the rent payable under section 4.01.

     "Commencement Date" means first day of January, 1994.

     "Insurance Premiums" has a meaning set out in section 5.04 hereof.

     "Lease Year" means that period of twelve months commencing on the Commencement Date and thereafter each consecutive twelve month period commencing on each anniversary of the Commencement Date.

     "Premises" means the warehouse and office building containing approximately 6,600 square feet of office space and approximately 66,000 square feet of warehouse space and the lands and premises on which it is situate and all structures and appurtenances located thereon and appurtenant thereto, located at 456 Albert Street in the Town of Strathroy in the

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County of Middlesex, which land are legally described as Park Lot 1, Plan 234,
Town of Strathroy, County of Middlesex, save and except the westerly 8.25 feet of the said Lot.

     "Prime Rate" means the rate of interest per annum publicly quoted by Royal Bank of Canada, from time to time, as the reference rate of interest, commonly known as it's "Prime Rate" used by it to determine interest rates charged by it on loans in Canadian funds to its commercial customers payable on demand.

     "Rent" means Basic Rent and Additional Rent.

     "Security Deposit" has the meaning as set out in section 4.02(a) hereof;

     "Taxes" has the meaning set out in section 5.02 hereof.

     "Term" means the Term of this Lease set out in section 3.01 hereof.

1.02 SEVERABILITY: If any one or more clauses or paragraphs or part or parts thereof in this Lease is judged illegal a legal or unenforceable it or they shall be considered separate and severable from the Lease and the remaining provisions of this Lease shall remain in full force and effect and shall be binding upon the parties hereto as though the said clause or clauses or part or parts of clauses had never been included.

1.03 NUMBER, JOINT AND SEVERAL LIABILITY: Whenever a word importing the singular number only is used in this Lease, such word shall include the plural and the words importing either gender or firms or corporations shall include the persons or other gender and firms or corporations where applicable. Any reference to the Term of this Lease shall, unless the context otherwise requires, be deemed to include any renewals thereof. If there shall be more than one person, firm, corporation or other entity named as Tenant herein, they shall each be jointly and severally liable for the observance and performance of all of Tenants' covenants and obligations under this Lease.

1.04 CAPTIONS: The headings, article and section numbers in captions appearing in this Lease have been inserted as a matter or convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease or of any provisions thereof.

2.01 DEMISE: Witnesseth that in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of Tenant to be paid, observed and performed, Landlord demises and leases unto Tenant and Tenant rents from Landlord, for the term and upon the conditions hereinafter mentioned the Premises.

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3.01 TERM: TO HAVE AND TO HOLD the Premises for and during the term of 10 years commencing on the Commencement Date and ending on the 31st day of December, 2003.

4.01 RENT: YIELDING AND PAYING THEREFOR to Landlord yearly and every year during the Term hereby granted as Basic Rent the sum of Eighty Three Thousand, Four Hundred Dollars ($83,400.00) of lawful money of Canada payable in advance on the first (1st) day of the month in equal monthly instalments of Six Thousand, Nine Hundred and Fifty Dollars ($6,950.00) such payments to be made by cheque or money order made payable to Landlord as it may direct from time to time; the first payment of Basic Rent being due on the Commencement Date. Provided that the Basic Rent will increase the sixth Lease Year if after the first five Lease Years of the Term, Landlord's financing costs exceed twelve percent (12%) of $695,000.00 per annum, Basic Rent then shall be increased by an amount equal to the increase in financing costs in excess of twelve percent (12%) per annum. The purposes of this definition financing costs shall include the cost of placing a loan facility secured by a mortgage of the Premises at market rates applicable at the time of the refinancing of the Premises.

4.02 DEPOSIT: (a) Landlord acknowledges receipt of the sum of Thirteen Thousand, Nine Hundred Dollars ($13,900.00) to be held by Landlord without interest, to be applied against the Basic Rent due on January 1st, 1994 and the balance to be held as security for the full and faithful performance by Tenant of all its covenants and obligations hereunder (the Security Deposit").

     (b) If at any time during the Term the Rent or other sums payable by Tenant to Landlord hereunder are overdue and unpaid, or if Tenant fails to keep and perform any of the terms, covenants and conditions of this Lease, to be kept, observed and performed by Tenant, and Landlord at its option may, in addition to any and all other rights and remedies provided for in this Lease or by law, appropriate and apply the entire Security Deposit, or so much thereof as is necessary, to compensate Landlord for loss or damage sustained or suffered by Landlord due to such breach on the part of Tenant. If the entire Security Deposit, or any portion thereof is appropriated and applied by Landlord for the payment of overdue Rent, then Tenant shall, upon written demand of Landlord, forthwith remit to Landlord, a sufficient amount in cash to restore the Security Deposit to the original sum deposited, and Tenant's failure to do so in five (5) days after receipt of such demand constitutes a breach of this Lease. If Tenant complies with all of the terms, covenants and conditions and promptly pays all of the Rent and other sums herein provided and payable by Tenant to Landlord, the Security Deposit shall be applied to the Basic Rent due for the last month of the Term.

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4.03 NO WARRANTEES: Tenant acknowledges that there are no representations, conditions or warranties, express or implied, statutory or otherwise, with respect to the Premises or affecting the rights of the parties hereto, other than as specifically contained herein. Without limiting the generality of the foregoing, Landlord shall not be deemed to make at the time of execution of this Lease or any schedule or upon the exercise of an option provided for, if any, or at any other time, any representation or warranty, express or implied, as to the quality of the material or workmanship of the Premises or the conformity of the Premises to the provisions and specifications of any purchase order or orders relating thereto or to the condition, design, merchantability, durability, operation or fitness for use for any particular purpose of the Premises or the freedom thereof from any liens, encumbrances or rights of others, or any other representation or warranty whatsoever, express or implied, with respect to the Premises except as provided herein. Landlord does however represent and warrant that it has taken no action to charge or encumber the Premises and nevertheless agrees to assign or otherwise make available to Tenant, to the extent permitted by law, such rights as Landlord may have under any warranties, guarantees or service contracts with respect to the Premises, including the equipment, made by any manufacturer, vendor, contractor or supplier thereof.

5.01 TENANT'S COVENANT: Tenant covenants with Landlord to pay Rent in the manner herein provided without any deduction, statement or set-off whatsoever conclusively without limitation.

     (a) Basic Rent as set out in section 4.01 hereof.

     (b) The amount in respect of Taxes and Insurance Premiums referred to in
5.02 and 5.04 hereof.

5.02 TENANT'S TAXES: (a) To pay as and when due each instalment of all municipal property taxes, rates, including local improvement rates, school rates and business tax, duty and assessments (hereinafter referred to as the "property taxes") now or at any time during the term hereof rated, charged, levied or assessed against the Premises or any part or parts thereof or against any machinery, equipment or other facilities now or at any time during the Term brought in or on to the Premises, and to pay any similar tax not now contemplated but levied at any time during the Tenn hereof by any competent governmental or municipal body in lieu of, or partially in lieu of, or in addition to, such property taxes, and if demanded, Tenant shall forthwith after any such taxes or instalments shall have become due, produce and exhibit to Landlord's satisfaction evidence of the payment of such taxes or instalment; provided however, that the responsibility for property taxes in respect of the calendar years in which this lease commences and ends shall be adjusted between Landlord and Tenant; Tenant shall have the right to contest the amount or validity of any property taxes by appropriate legal proceedings, but Landlord shall not be required to join in any proceedings, nor shall Landlord be subjected to any liability for the payment of any costs or expenses in connection with any proceedings brought by Tenant and Tenant covenants to indemnify and save harmless Landlord from any such costs or expenses;

     (b) Goods and Services Taxes, Etc.: to pay to Landlord (acting as agent for the taxing authority if applicable) or directly to the taxing authority (if required by applicable legislation), the full amount of all goods and services taxes, sales taxes, value-added taxes, multi-stage taxes, business transfer taxes, and any other taxes imposed on Tenant in respect of any rent payable by Tenant under this lease, or in respect of the rental of premises by Tenant under this lease (collectively and individually, "Sales Taxes"); Sales Taxes are payable by Tenant whether they are characterized as a goods and services tax, sales tax, value-added tax, multi-stage tax, business transfer tax, or otherwise; Sales Taxes so payable by Tenant will be:

          (i) calculated by Landlord in accordance with the applicable legislation,

          (ii) paid by Tenant at the same time as the amounts to which Sales Taxes apply are payable to Landlord under the terms of this lease (or upon demand at such other time or times as Landlord from time to time determines), and

          (iii) considered not to be Rent, despite anything else in this lease, but Landlord will have all of the same remedies for and right of recovery with respect to such amounts as it has for nonpayment of Rent under this lease or at law;

5.03 GENERAL: Tenant covenants with Landlord to observe and perform all of the agreements, obligations, provisions of Tenant herein.

5.04 TENANT'S INSURANCE: At the sole cost and expense, to maintain, and pay all premiums for the mutual benefit of Landlord and Tenant, general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Premises, in which the limits of the public liability and/or property damage coverage shall be an amount not less than $2,000,000, inclusive; at its sole cost and expense to keep all buildings which form a part of the Premises and the equipment, fixtures and machinery insured on a full replacement cost basis against loss or damage by fire and against such other risk as are customarily covered by endorsement commonly known as supplemental or extended coverage; the insurance shall be with insurers acceptable to Landlord and with policies in form satisfactory from time to time to Landlord and certificates of insurance shall be delivered to Landlord forthwith; if Tenant fails to take out or keep in force any such insurance, Landlord will have the right to do so and to pay the premium therefor and in such event Tenant shall repay to Landlord the amount so paid as premium which repayment shall be deemed to be Additional Rent and shall be due on the first day of the next month following said payment by Landlord;

5.05 REPAIRS AND MAINTENANCE:

     (a) Tenant at its own expense shall repair, maintain and keep the Premises and any part thereof in a clean and sanitary condition and in accordance with all laws, directions, rules and regulations of the governmental agencies having jurisdiction and shall keep the Premises (including without limitation all signs) and every part thereof in good order and repair as a careful owner would do in a good and workmanlike manner, reasonable wear and tear excepted, provided however that the obligation of Tenant hereunder shall not extend to damage by fire, lightning, tempest or other perils against which Landlord is insured.

     (b) Tenant shall maintain in good order and operating condition the heating, ventilating and air conditioning, mechanical, electrical, plumbing, lighting, bathrooms and sprinkler systems, services and equipment installed in the Premises.

5.06 UTILITIES:

     (a) Tenant shall pay as the same become due respectively, all charges for private and public utilities which, without limiting the generality of the foregoing shall include water, gas, heat, electrical power or energy, steam or hot water used upon or in respect of the Premises and for fittings, machines, apparatus, meters or other things leased in respect thereof and for all work or services performed by any corporation or a commission in connection with such public utilities. Tenant shall arrange for a counsel to be opened in its own name for all such utilities.

     (b) in no event shall Landlord be liable for any injury to Tenant, in servants, agents, employees, customers and invitees or for any injury or damage to the Premises or to any other property of Tenant or to any property of any other person, firm or corporation on or about the Premises caused by an interruption or failure in supplying any such utilities to the Premises.

     (c) The Tenant shall replace the heating or air conditioning equipment, or the electrical or mechanical systems, the roof membrane and make structural repairs to the Premises during the Term of this Lease.

5.07 USE OF THE PREMISES: To use the Premises for the purpose of operating an office and warehouse facility only in connection with the business of Tenant. At no time shall Tenant use the Premises or any part thereof for any other purpose or business.

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5.08 ACCESS BY LANDLORD: Landlord, its employees or its agents shall have the right to enter the Premises at all reasonable times to examine the same and to make such repairs, alterations, improvements or additions to the Premises as Landlord may be required to make under the provisions of this lease without the same constituting an eviction of Tenant in whole or in part and, subject to the provisions of section 9.01 hereof the rent reserved shall not abate while said repairs, alterations, improvements, or additions are being made by reason of loss or interruption of business of Tenant or otherwise.

5.09 INDEMNIFICATION OF LANDLORD: To indemnify Landlord and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Premises, or the occupancy or use by Tenant of the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees or servants, or by anyone permitted to be on the Premises by Tenant; in case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and hold Landlord harmless and shall pay all costs, expenses and reasonable legal fees incurred or paid by Landlord in connection with such litigation; Tenant shall have no obligation to indemnify or save harmless Landlord in respect of any matter for which Landlord is responsible at law as a result of the negligent or wilful act or omission of Landlord or its employees or agents.

5.10 ASSIGNMENT AND SUBLETTING: That it will not assign or sublet the Premises without the consent of Landlord, such consent not to be unreasonably withheld or unduly delayed, provided, however, and it is made a condition of the giving of such consent that:

          (i) the proposed assignee of this lease shall agree in writing to assume and perform all of the terms, covenants, conditions and agreements by this Lease imposed upon Tenant herein in the form acceptable to Landlord's solicitor;

          (ii) no assignment or sub-letting shall in any manner release Tenant from its covenants and obligations hereunder;

          (iii) Landlord in its absolute discretion shall be satisfied with the business and credit worthiness of any assignee;

and further provided that the consent of Landlord shall not be required in connection with any assignment or subletting of the Premises or any part thereof to any corporation which
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is affiliated or associated with Tenant within the meaning of the Business
Corporations Act, 1990 of Ontario;

5.11 RIGHT TO SHOW PREMISES:

     (a) Landlord, its employees or its agents shall have the right within three months prior to the termination of the Term or any renewal during business hours of Tenant to enter upon the Premises for purposes of exhibiting same to any prospective purchaser or mortgagee provided that the exercise of such rights shall not unreasonable interfere with Tenant's business.

     (b) Landlord shall have the right within three months' prior to the termination of the Term or any renewal thereof to place upon the Premises a signage of reasonable dimensions and reasonably placed so as not to interfere with Tenant's business, stating that the Premises are for lease; further, provided that Tenant will not remove such signage or permit the same to be removed.

5.12 OBSERVANCE OF LAW: Tenant will comply with all provisions of law including, without limiting the generality of the foregoing, federal and provincial legislative enactments, building by-laws, and other governmental or municipal regulations which relate to the Premises and the operation and use thereof, and to comply with all police, fire and sanitary regulations imposed by any governmental, provincial or municipal authorities or made by fire insurance underwriters, and to observe and obey governmental and municipal regulations and other requirements governing the conduct of any business conducted in the Premises; provided that Landlord hereby represents and warrants to Tenant that the Premises and equipment thereon and use thereof as of the commencement of the term comply with the foregoing requirements.

5.13 SURRENDER ON TERMINATION: Tenant will, at the expiration or sooner to determination of the Term, peacefully surrender and yield up unto Landlord the Premises with the appurtenances together with all buildings or erections which at any time during the said Term shall be made therein or thereon in the same condition as required to be maintained hereunder.

5.14 LANDLORD RECOVERY: In the event that Landlord shall perform any repairs or maintenance or pay any some of money due or payable by Tenant, either at the request of Tenant, or by reason of any default by Tenant in performance of its convenance herein contained Tenant shall, forthwith after notice from Landlord repay to Landlord as Additional Rent hereunder, the cost of performing such repairs and maintenance or the amount paid by Landlord on Tenant's behalf, together with Landlord's overhead fee of 15% of such amount.

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5.15 WASTE: Tenant shall not do or suffer any waste or damage, disfiguration or injury to the Premises or the fixtures and equipment thereof or permitted or suffer any overloading of the floors thereof and shall not use or permit to be used any part of the Premises or any dangerous, noxious or offensive trade or business and shall not do anything or permit anything to be done upon or about the Premises nor anything to be brought thereon which Landlord may reasonable deem to be a nuisance and Tenant shall take every reasonable precaution to protect the Premises from danger of fire, water damage or the elements, and Tenant shall not allow any ashes, refuse, garbage or other loose, objectional material to accumulate in, on or about the Premises and will at all times keep them clean and in wholesome condition.

5.16 ELECTRICAL FACILITIES: Tenant shall not install or use any electrical or other equipment or electrical arrangement which may overload the electrical or other service facilities except with the expressed written consent of Landlord and provided Tenant at its own expense makes whatever changes are necessary in compliance with the reasonable and lawful requirements of Landlord's insurance underwriters and governmental authorities having jurisdiction and in any event Tenant shall make no changes until it first submits plans and specifications for the same to Landlord and obtains Landlord's written approval for such plans and specifications, which will not be unreasonably withheld or unduly delayed.

5.17 HEAT: Tenant covenants to heat those portions of the Premises to a reasonable temperature necessary to prevent all pipes, permanent fixtures, sprinkler system and other equipment contained therein from bursting or becoming damaged.

5.18 SNOW AND ICE: Tenant shall keep and maintain the sidewalk, parking areas, ramps for vehicles and pedestrians, loading areas, stairways, driveways and all asphalt paving areas and catchbasins and trapdoors and covers about the Premises clear of snow and ice and all other obstructions and required by the by-laws and regulations of the Town of Strathroy at all times during the Term.

5.19 LANDSCAPING: Tenant shall keep and maintain the landscaped areas situate around the buildings in a good and proper order and in a condition satisfactory to Landlord. Tenant shall have the grass cut every two weeks during the months of April through October in each calendar year. Tenant shall keep the parking lot and outside storage area in the rear of the building in a condition satisfactory to Landlord including the weed killing and keep it free of debris and maintain it so that the water drains from the parking lot area.

6.00 LANDLORD'S COVENANTS:

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6.01 QUIET ENJOYMENT: Landlord covenants and agrees with Tenants that provided
Tenant pays all Rent and performs all the covenants herein contained on its part to be performed that Tenant shall have quiet enjoyment of the Premises.

6.02 LANDLORD'S TITLE: Landlord covenants that it has a good marketable title to the Premises free and clear of all mortgages, charges and encumbrances other than (i) the mortgages or charges listed in Schedule "A" hereto and (ii) easements, servitude, agreements, covenants and restrictions which do not interfere with or restrict Tenant from carrying on its business in the Premises or the rights of Tenant under this Lease; Landlord has full power and authority to enter into this Lease; the use of the Premises for the purposes intended by Tenant is a permitted use thereof under all applicable by-laws, regulations, statutes, agreements, covenants, restrictions or rights affecting or running with the lands of which the Premises form part;

6.03 INDEMNIFICATION OF TENANT: That it will indemnify Tenant and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Premises occasioned wholly or in part by any act or omission of Landlord, its employees or its agents, in case Tenant shall, without fault on its part, be made a party to litigation commenced by or against Landlord, then Landlord shall protect and hold Tenant harmless and shall pay all costs, expenses and reasonable legal fees incurred or paid by Tenant in connection with such litigation.

6.04 Landlord covenants with Tenant to observe and perform all of the agreement obligations and provisions of Landlord herein.

7.01 SIGNS, FIXTURES AND ALTERATIONS:

     (a) Signs, Fixtures and Alterations: Tenant may make or cause to be made any alterations, additions or improvements and may install or cause to be installed any trade fixtures, exterior signs, floor covering, interior or exterior lighting, mechanical or electrical systems and fixtures, and plumbing fixtures, shades or awnings as Tenant deems desirable or appropriate without first obtaining Landlord's written approval and consent unless alterations to the structure of the building forming part of the Premises are involved, in which event Tenant shall first obtain Landlord's written consent, which consent shall not be unreasonably withheld or unduly delayed.

     (b) Removal and Restoration by Tenant: Upon termination of this lease, all changes, alterations or improvements which may be effected in or upon the Premises and which are attached to the floors, walls or ceilings thereof shall remain and be surrendered with the Premises as part thereof and become the property of Landlord without any compensation to Tenant. It is agreed, however, that all trade fixtures installed in the Premises by Tenant shall be removable at any time and from time to time by Tenant and

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shall, upon the termination of this lease, remain the property of Tenant provided Tenant causes no damage to the Premises in such removal or makes good all damage so caused.

     (c) Tenant Shall Discharge Liens: Tenant shall promptly pay all its contractors and for material and shall do any and all things necessary so as to minimize the possibility of a lien attaching to the Premises as a result of any improvements thereto carried out by Tenant and should any such lien be made or filed, Tenant shall discharge or vacate the same within ten (10) days thereafter at Tenant's expense.

8.01 HAZARDOUS SUBSTANCES: Tenant shall not use, manufacture or store, or permit the use, manufacture or storing of any contaminant, toxic or hazardous waste or substance on the Premises or any part thereof, provided the foregoing shall not prevent the use on the Premises of substances in common use not inherently dangerous so long as all applicable laws and regulations are strictly complied with by Tenant in connection with such use, and Tenant shall indemnify and hold harmless Landlord of and from all loss, cost and expense attributable to or arising out of any breach by Tenant of the provisions of this section or the use by Tenant on the Premises of any hazardous or toxic substance. Landlord shall indemnify and save harmless Tenant of, from and against all loss, cost and expense arising out of or attributable to any pollutant, contaminant or toxic or hazardous waste or substance situate or present upon or under the Premises or any part thereof due to any cause or reason whatsoever other than due to the wilful or negligent acts or omissions of Tenant, its employees or agents.

9.01 DAMAGE AND DESTRUCTION: If during the term hereof the Premises shall suffer any structural failure or collapse or be damaged or destroyed by any cause whatsoever, whether insured against or not, including, without limitations fire, lightning, tempest, acts of God or the Queen's enemies, riots, insurrections or other perils the following provisions shall have effect:

          (i) If the Premises are rendered partially unfit for occupancy by Tenant, the rent hereby reserved shall abate in part only in the proportion that the part of the Premises so rendered unfit is of the whole of the Premises until the Premises have been repaired or restored;

          (ii) If the Premises are rendered wholly unfit for occupancy by Tenant, the rent hereby reserved shall abate until the Premises have been repaired or restored;

          (iii) Notwithstanding the provision of clause (i) of this section 9.01, if the Premises are not capable with reasonable diligence of being repaired or restored within ninety (90) days of the occurrence of the damage or destruction, then either Landlord or Tenant may terminate this lease by written notice to the other of them given within thirty (30) days of the date

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     of such occurrence, and if such notice is so given this lease shall cease and become null and void effective as of and from the date of such occurrence and Tenant shall immediately surrender the Premises and all its interest therein to Landlord and the rent shall be apportioned and shall be payable by Tenant only to the date of such occurrence and Landlord may re-enter and repossess the Premises discharged of this lease, but if within the said period of thirty (30) days neither Landlord nor Tenant shall give notice terminating this lease as aforesaid, then upon the expiration of the said period of thirty (30) days Landlord shall promptly repair or restore the premises;

          (iv) If the Premises are capable with reasonable diligence of being repaired or restored within ninety (90) days of the happening of such damage, then Landlord shall restore or repair the Premises promptly within the aforesaid ninety (90) days;

10.01 DEFAULT OF TENANT:

     (a) Right to Re-Enter: In the event of any failure of Tenant to pay any rental due hereunder within thirty (30) days after the same shall be due, or any failure to perform or to observe any other of the terms, conditions or covenants of this lease to be observed or performed by Tenant, or if Tenant shall become bankrupt or insolvent, or file any proposal, or if a receiver is appointed of all or substantially all of Tenant's property, or if Tenant shall abandon the Premises, or suffer this lease or any of its assets to be taken under any writ of execution, or if re-entry is permitted under any other terms of this lease, then Landlord, besides any other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned hereby.

     (b) Right to Re-Let: Should Landlord elect to re-enter as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this lease or it may from time to time without terminating the lease, re-let the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such re-letting all rentals received by Landlord from such re-letting shall be applied to amounts due from Tenant to Landlord hereunder. If such rentals received from such re-letting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Premises by

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
Landlord shall be construed as an election on its part to terminate this lease unless a written notice of such intention be given to Tenant. Notwithstanding any such re-letting without termination, Landlord may at any time thereafter elect to terminate this lease for any breach, and, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Premises, reasonable solicitor's fees and including the present value of the unpaid rent, additional rent and other charges for the unexpired term of the lease less the actual rental value of the Premises for that period, which amount shall be immediately due and payable from Tenant to Landlord. In any of the events referred to in subsection 9(a) above in addition to any and all other rights, including the rights referred to in this subsection and in subsection 9(a) hereof, the full amount of the current month's rent, and any other payments required to be made monthly hereunder and the next three (3) month's fixed minimum rent and such payments shall immediately become due and payable, and Landlord may immediately distrain for the same, together with any arrears then unpaid.

     (c) Legal Expenses: In case suit shall be brought for recovery of possession of the Premises for the recovery of rent or any other amount due under the provisions of this lease or because of the breach of any other covenants herein contained on the part of Tenant to be kept or performed and a breach shall be established, Tenant shall pay to Landlord all expenses incurred therefor including a reasonable solicitor's fee.

     (d) Landlord May Perform Covenants: If Tenant shall fail to perform any of the covenants or obligations of Tenant under or in respect of this lease, Landlord may from time to time in its discretion perform or cause to be performed any of such covenants or obligations or any part thereof, and for such purpose may do such things as may be requisite, including, without limitation, entering upon the Premises upon reasonable prior notice to Tenant. All expenses incurred and expenditures made by or on behalf of Landlord under this subsection shall be collected in the same manner as rent hereunder and shall be paid by Tenant upon demand.

11.01 TENANT MAY PERFORM COVENANTS: If Landlord shall fail to perform any of the covenants or obligations of Landlord under and in respect to this lease, Tenant may from time to time in its discretion perform or cause to be performed any of such covenants or obligations or any part thereof and for such purpose may do such things as may be requisite and any amounts expended by Tenant in so doing shall be reimbursed by Landlord upon demand and Tenant may deduct any such amounts so paid from the rent next due hereunder.

12.01 STATUS STATEMENT, ATTORNMENT, SUBORDINATION:

     (a) Status Statement: Within ten (10) days after request therefor by either party to the other hereunder, the party so requested shall deliver a certificate to the requesting party certifying (if such be the case) that this lease in is full force and effect and that there are no defaults or breaches by the requested party of its obligations hereunder or stating those claimed by the requested party.

     (b) Attornment: Tenant shall, in the event any proceedings are brought for the foreclosure of or in the event of exercise of the power of sale under any mortgage made by Landlord covering the Premises, attorn to the mortgagee or the purchaser upon any such foreclosure or sale and recognize such mortgagee or purchaser as Landlord under this lease.

     (c) Subordination: Upon request by Landlord Tenant will subordinate its rights hereunder to any mortgage or mortgages, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the Premises or part thereof to all advances made or hereafter to be made on the security thereof. No subordination by Tenant shall have the effect of permitting the holder of any mortgage or lien or other security to disturb the occupation and possession by Tenant of the Premises so long as Tenant shall perform all of the terms, covenants and conditions contained in this Lease.

13.01 RIGHT OF RENEWAL: Provided that Tenant is not in or has ever been in default under this Lease, Tenant shall have the right to renew this Lease for two further successive terms of five years upon the same terms and conditions as contained in this Lease save and except for any further right of renewal and any allowances or inducements provided to the tenant in the initial term of this Lease. Tenant shall give Landlord notice in writing of its intention to renew this Lease no later than six (6) months prior to the expiry of the Term or any renewal term of the Lease. Failing such notice being by Tenant to Landlord in writing, Tenant shall have no right to renew this Lease.

14.01 TENANT'S WORK: Tenant shall, at its own risk and expense complete and install in a good workmanlike manner within the Premises, all Tenant's fixtures and equipment as outlined in Schedule "B" hereto. Tenant shall be permitted access to the Premises prior to Commencement Date with the purposes of completing its improvements. Tenant shall pay all utilities falling due with respect to the Premises during the period from the time it first gained access to the Premises for completion of its work and the Commencement Date.

15.01 GENERAL:

     (a) No Tacit Renewal: In the event Tenant remains in possession of the Premises after the end of the term hereof and without the execution and delivery of a new lease, there shall be no tacit renewal of this lease and the term hereby granted and Tenant shall be deemed to be occupying the Premises as a Tenant from month to month at a monthly rental

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
payable in advance on the first day of each month equal to the fixed monthly rental payable during the last month of the term of the lease and otherwise upon the same terms and conditions as are set forth in this lease so far as applicable.

     (b) Successors: Subject to the provisions of subsection 5.10, all rights and liabilities herein given to or imposed upon the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the said parties.

     (c) Entire Agreement: This lease and the Schedules attached hereto and forming part hereof and any Agreement to Lease entered into by Landlord and Tenant in respect of the Premises set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as aforesaid. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

     (d) Force Majeure: In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labour troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reasons of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this subsection shall not operate to excuse Tenant from prompt payment of rent, additional rent or any other payments required by the terms of this lease.

     (e) Compliance with the Planning Act: It is an express condition of the within lease and Landlord and Tenant so agree and declare that the subdivision control provisions of the Planning Act, be complied with if necessary.

     (f) Consents: If and whenever the consent or leave of either party is required pursuant to the terms hereof for the doing of any thing by the other party, such consent or leave shall not be unreasonably withheld or unduly delayed.

16.01 NOTICES: Any demand, notice or other communication be given in connection with this Lease shall be given in writing and shall be given by personal delivery by registered mail and by electronic means of communication addressed to the recipient as follows to Landlord: B.A.R.K. Holdings Inc., 1072 Mahogany Road, London, Ontario, N6A 2W5, Attention - Douglas Hamilton and to Tenant:
Columbia Sportswear Canada Limited, 412-C High Street East, P. 0. Box 261, Strathroy, Ontario, N7G lH5, Attention - Chief Financial Officer with a copy to Columbia Sportswear U.S.

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
6600 N Baltimore, Portland, Oregon, USA 97203, Attention - President or to such other addressed individual or electronic communication number as may be designated by notice given by either party to the other. Any demand, notice, communication given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof, and, if given by registered mail, on the 5th Business Day following the deposit thereof in the mail, and, if given by electronic communication, on the day of transmittal thereof if given during the normal business hours of the recipient and on the business day during which such normal business hours next occur if not given during such hours on any day. If the party is given any demand, notice or other communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such demand, notice or other communication shall not be mailed but shall be given by personal delivery or via electronic communication.

     IN WITNESS WHEREOF the parties, respective officers hereto have executed this lease and placed the respective corporate seals on the day of 1994.


                                   B.A.R.K, HOLDINGS, INC.


                                   By: DOUGLAS HAMILTON                      c/s
                                      ---------------------------------------
                                         Douglas Hamilton

                                   COLUMBIA SPORTSWEAR CANADA LIMITED


                                   By:  /s/                                  c/s
                                      ---------------------------------------


                                   By: /s/                                   c/s
                                      ---------------------------------------

                                  SCHEDULE "A"

                             PERMITTED ENCUMBRANCES

1. The reservations, limitations, provisions and conditions expressed in the original grant from the Crown;

2.   The Easement in favour of Ontario Hydro;

3.   The Charge/Mortgage of Land in favour of Hongkong Bank of Canada;

4.   The Charge/Mortgage of Land in favour of Hamilton Children's Trust;

                                  SCHEDULE "B"

                                  TENANT'S WORK